Dividends Payable	12 Months Ended
Dec. 31, 2023
Dividends Payable [Abstract]
Dividends payable

18 Dividends payable

The Group’s bylaws requires the payment of dividends equal to at least 25% of the annual net income attributable to company shareholders, after the allocation of 5% for the legal reserve. The Group recognizes a liability at year-end for the minimum unpaid yearly dividend amount. Dividends payable are recognized as a liability at December 31 of each year.

	December 31, 2023	December 31, 2022
Declared dividends on 2019 – Residual	—	2
Declared dividends on 2020 – Residual	5	7
Declared dividends on 2021 – Residual	12	18
Declared dividends on 2022 – Residual	8	8
Declared dividends on 2023 – Residual	373	—
Subtotal	398	35

The residual amount of dividends corresponds to the unpaid dividends due to a lack of updated payment information. This pending information related to some minority shareholders precludes the Group from fully paying the dividends declared. The Group sends notification to such shareholders to update their payment information so the amount can be paid. The reversal of dividends is absorbed under the caption “Profit reserves” due to the non-distribution after three years.

On June 19, 2023, the Group approved the distribution of a proposal for interim dividends referring to the net profit calculated on December 31, 2022, in the total amount of US$458.165, corresponding to US$ 0.21 (twenty-one cents) per common share, using the shareholder base on June 22, 2023. Interim dividends were paid to shareholders on June 29, 2023. The Group ended the year ended December 31, 2023 with an accumulated loss, therefore, there are no mandatory distributions of minimum dividends.

The distributed dividends per share were:

	2023	2022
Dividends to be distributed	458,165	872,800
Number of outstanding shares of share capital – ordinary shares	2,218,116,370	2,218,116,370
Dividends per share	0.21	0.39